GLOBAL HEALTH SCIENCES, INC. - 8-K - CURRENT REPORT        DATE FILED: 11/2/2000
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTIONS 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)   November 1, 2000
                                                          ------------------


                          GLOBAL HEALTH SCIENCES, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


  State of California            333-52534                   95-3267801
--------------------        --------------------        --------------------
    (State of or                (Commission               (I.R.S. Employer
 Other Jurisdiction             File Number)             Identification No.)



       5115 East La Palma
       Anaheim, California                                    92807
----------------------------------------                   -------------
(Address of Principal Executive Offices)                     (Zip Code)


     Registrant's telephone number, including area code:  (714) 765-8330
                                                        -------------------


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)







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

GLOBAL HEALTH SCIENCES, INC. - 8-K - CURRENT REPORT        DATE FILED: 11/2/2000
--------------------------------------------------------------------------------


                             ADDITIONAL REGISTRANTS



                                                                                                          ADDRESS, INCLUDING
                                                  PRIMARY                                                    ZIP CODE AND
    EXACT NAME OF            STATE OR OTHER       STANDARD                       COMMISSION FILE           TELEPHONE NUMBER
REGISTRANT AS SPECIFIED      JURISDICTION OF       NO. OF         INDUSTRIAL          NO./                   AREA CODE OF
        IN ITS               INCORPORATION OR      SHARES       CLASSIFICATION    IRS EMPLOYER          REGISTRANT'S PRINCIPAL
        CHARTER                ORGANIZATION      OUTSTANDING     CODE NUMBER    IDENTIFICATION NO.         EXECUTIVE OFFICER

-----------------------      ----------------    -----------    --------------  ------------------      ------------------------
Global Health Sub.,             California           100             2833           33-0801650          987 N. Enterprise St.
Inc.                                                                                                    Orange, California 92867
                                                                                                        (714) 765-8330

Raven Industries Inc.           California           100             2833           33-0042849          987 N. Enterprise St.
                                                                                                        Orange, California 92867
                                                                                                        (714) 765-8330

West Coast Sales Inc.           California           100             2833           33-0554820          987 N. Enterprise St.
                                                                                                        Orange, California 92867
                                                                                                        (714) 765-8330

Dynamic Products                California           100             2833           33-023847           987 N. Enterprise St.
                                                                                                        Orange, California 92867
                                                                                                        (714) 765-8330

D&F Industries, Inc.            California           100             2833           33-0801652          987 N. Enterprise St.
                                                                                                        Orange, California 92867
                                                                                                        (714) 765-8330




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

GLOBAL HEALTH SCIENCES, INC. - 8-K - CURRENT REPORT        DATE FILED: 11/2/2000
--------------------------------------------------------------------------------


ITEM 5. Other Events.

Global Health Sciences, Inc. has defaulted in payment of the semi-annual interest installment of $12,375,000 due November 1, 2000 with respect to its 11% Senior Notes due 2008. See Exhibit 99.1.

Exhibit 99.1        Press Release                     Filed with this Report





                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Date: November 2, 2000
                                    Global Health Sciences, Inc.
                                    Global Health Sub, Inc.
                                    D&F Industries, Inc.
                                    Raven Industries, Inc.
                                    West Coast Sales
                                    Dynamic Products, Inc.


                                    By: /s/ Paul M. Buxbaum



                                    -------------------------------------
                                    Paul M. Buxbaum
                                    Chief Executive Officer


                                    By: /s/ Donald J. Lewis



                                    -------------------------------------
                                    Donald J. Lewis
                                    Chief Financial Officer




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